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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report Date of earliest event reported) January 16, 2003

                          GRAND CENTRAL FINANCIAL CORP.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                         0-25045               34-1877137
         --------                        ---------              ----------
(State or other Jurisdiction of         (Commission            (IRS Employer
incorporation or organization)          File Number)         Identification No.)

              601 Main Street, P.O. Box 345, Wellsville, Ohio 43968
              -----------------------------------------------------
                    (Address of principal executive offices)

                          (330) 532-1517 (Registrant's
                          ----------------------------
                     telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.
         ------------

     On January 16, 2003, the Board of Directors of Grand Central Financial Corp. (the "Company") appointed David C. Vernon to the Board of Directors as Chairman. Mr. Gerry W. Grace is retiring as Chairman of the Board of Directors and will remain on the Board.

     A press release announcing the Company's appointment of Mr. Vernon is attached as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

     Exhibit 99 Press Release dated January 17, 2003.




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                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:   January 21, 2003              By: /s/ William R. Williams
                                           -------------------------------------
                                           William R. Williams
                                           President and Chief Executive Officer